Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Caring Brands, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), Dr. Glynn Wilson, Chief Executive Officer of the Company, and Brian John, Interim Chief Financial Officer and Chairman of the Company, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

●	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

●	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2026

/s/ Glynn Wilson
Dr. Glynn Wilson
Chief Executive Officer
(Principal Executive Officer)

/s/ Brian S John
Brian S John
Interim Chief Financial Officer and Chairman
(Principal Financial Officer and Principal Accounting Officer)